UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2022 (April 27, 2022 in Australia), Coronado Global Resources Inc. (the “Company”), hosted a conference call with investors (the “Investor Call”), to discuss the quarterly activities report it previously filed with the Australian Securities Exchange and the Securities and Exchange Commission, during which the Company discussed certain unaudited historical financial information for the quarter ended March 31, 2022. The transcript for the Investor Call, which includes the script and the questions and answers that occurred on the Investor Call, is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

This current report on Form 8-K, including the exhibit attached hereto, contains certain “forward-looking statements” concerning our business, operations, financial performance and condition, the coal, steel and other industries, the effect of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements are predictive in character and may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “likely,” “intends,” “plans,” “considers,” “anticipate,” “forecast,” “outlook,” “target” and similar expressions in this release. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed, implied or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. For additional factors affecting the business of the Issuer and the Company, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings filed with the Securities and Exchange Commission. You are urged to carefully consider these risk factors.

The information contained in this Item 2.02, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
99.1	Transcript for April 26, 2022 (April 27, 2022 in Australia) Investor Call.
104	Cover Page Interactive Data File (embedded within the InlineXBRLdocument)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Christopher P. Meyering
Name:	Christopher P. Meyering
Title:	Vice President, Chief Legal Officer and Secretary

Date:	April 28, 2022